UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 6, 2010

ECOLAB INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9328	41-0231510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Wabasha Street North, Saint Paul, Minnesota	55102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  1-800-232-6522

(Not applicable)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 1.01 Material Definitive Agreement.

On May 6, 2010, our stockholders voted to approve the Ecolab Inc. 2010 Stock Incentive Plan (the “2010 Plan”).  (See also Item 5.07 below.)  The 2010 Plan provides for the grant of stock options, stock appreciation rights, restricted stock awards, stock unit awards and performance awards to employees, consultants, advisors and independent contractors of the Company and its subsidiaries, as well as to non-employee directors of the Company.  A maximum of 12 million shares of our common stock are reserved for issuance under the 2010 Plan, plus the number of shares remaining available for future grants under a predecessor plan, the Ecolab Inc. 2005 Stock Incentive Plan, in each case subject to adjustment for certain changes in our corporate structure or shares. As of May 6, 2010, there were approximately 1,469,000 shares of our common stock remaining available under the predecessor plan. Unless terminated earlier, the 2010 Plan will terminate on May 6, 2020.  This summary of the 2010 Plan is qualified in its entirety by reference to the full text of the 2010 Plan, a copy of which is attached as Exhibit (10)A and incorporated by reference herein.  A more detailed summary can also be found in our proxy statement for the 2010 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on March 19, 2010.  Also attached as Exhibits (10)B, C and D are the forms of agreement for Non-Statutory Stock Options,  Restricted Stock Awards and Performance-Based Restricted Stock Unit Awards under the 2010 Plan.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 6, 2010, our stockholders voted to approve amendments to Article IV of the Company’s Restated Certificate of Incorporation to (a) eliminate the Company’s classified board structure as of the 2013 annual meeting of stockholders and (b) change the standard for removal of directors by the Company’s stockholders from “for cause” only to “with or without cause” effective following the 2013 annual meeting of stockholders. (See also Item 5.07 below.) Under the declassification process, the Class I directors whose current terms expire at the 2011 annual meeting of stockholders will be elected to hold office for a two-year term expiring at the 2013 annual meeting and the Class II directors whose current terms expire at the 2012 annual meeting of stockholders will be elected to hold office for a one-year term expiring at the 2013 annual meeting. At and after the 2013 annual meeting, the Class I and Class II directors, as well as the Class IIII directors whose three-year terms expire at the 2013 annual meeting, will be elected to hold office for a one-year term expiring at the next annual meeting, and the Board of Directors will no longer be classified.

The Company filed a Restated Certificate of Incorporation with the Delaware Secretary of State on May 6, 2010 to effect the amendments approved by the stockholders. A copy of the Restated Certificate of Incorporation is attached hereto as Exhibit (3) and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Ecolab’s Annual Meeting of Stockholders was held on May 6, 2010.  A copy of the News Release issued by Ecolab in connection with this report under Item 5.07 is attached as Exhibit (99).

At the meeting, 84.67% of the outstanding shares of our voting stock were represented in person or by proxy.  The first proposal voted upon was the election of three Class III Directors for a three-year term ending at the annual meeting in 2013. The three persons nominated by our Board of Directors received the following votes and were elected:

Name	For	Against	Abstain	Broker Non-Votes
Arthur J. Higgins	179,427,279	3,269,669	364,711	16,877,444
Joel W. Johnson	177,290,987	5,401,996	368,676	16,877,444
C. Scott O’Hara	173,617,374	9,043,314	400,971	16,877,444

In addition, the terms of office of the following directors continued after the meeting:  Class I Directors for a term ending in 2011 – Douglas M. Baker, Jr., Barbara J. Beck, Jerry W. Levin and Robert L. Lumpkins; and Class II Directors for a term ending in 2012 – Leslie S. Biller, Jerry A. Grundhofer, Victoria J. Reich and John J. Zillmer.

The second proposal voted upon was the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010.  The proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-Votes
196,892,915	2,899,787	146,401	0

The third proposal was approval of the Ecolab Inc. 2010 Stock Incentive Plan. The proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-Votes
163,971,310	18,736,947	353,402	16,877,444

The fourth proposal was amendment of the Company’s Restated Certificate of Incorporation to eliminate classification of terms of the Board of Directors as of the 2013 annual meeting. The proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-Votes
198,169,013	1,195,012	575,078	0

The fifth proposal was an advisory vote on approval of the compensation of the executives disclosed in the Proxy Statement. The proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-Votes
190,503,463	5,924,474	3,511,166	0

The sixth proposal was a stockholder proposal to adopt a policy on the human right to water. The proposal received the following votes and was not approved:

For	Against	Abstain	Broker Non-votes
10,615,337	143,110,701	29,335,621	16,877,444

The seventh proposal was a stockholder proposal requesting the Board to amend the By-Laws to provide holders of 10% of outstanding shares the power to call a special meeting. The proposal received the following votes and was not approved:

For	Against	Abstain	Broker Non-votes
60,589,016	121,888,746	583,897	16,877,444

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits.

(3)		Amended and Restated Certificate of Incorporation of Ecolab Inc., effective as of May 6, 2010.

(10)	A.	Ecolab Inc. 2010 Stock Incentive Plan.

	B.	Sample form of Non-Statutory Stock Option Agreement under the Ecolab Inc. 2010 Stock Incentive Plan.

	C.	Sample form of Restricted Stock Award Agreement under the Ecolab Inc. 2010 Stock Incentive Plan.

	D.	Sample form of Performance-Based Restricted Stock Unit Award Agreement under the Ecolab Inc. 2010 Stock Incentive Plan.

(99)		Ecolab Inc. News Release dated May 6, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLAB INC.

Date: May 11, 2010	By:	/s/Michael C. McCormick
Michael C. McCormick
Assistant Secretary

EXHIBIT INDEX

Exhibit No.		Description	Method Of Filing

(3)		Amended and Restated Certificate of Incorporation of Ecolab Inc., effective as of May 6, 2010.	Filed herewith electronically.

(10)	A.	Ecolab Inc. 2010 Stock Incentive Plan.	Filed herewith electronically.

	B.	Sample form of Non- Statutory Stock Option Agreement under the Ecolab Inc. 2010 Stock Incentive Plan.	Filed herewith electronically.

	C.	Sample form of Restricted Stock Award Agreement under the Ecolab Inc. 2010 Stock Incentive Plan.	Filed herewith electronically.

	D.	Sample form of Performance-Based Restricted Stock Unit Award Agreement under the Ecolab Inc. 2010 Stock Incentive Plan.	Filed herewith electronically.

(99)		Ecolab Inc. News Release dated May 6, 2010.	Filed herewith electronically.